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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 15, 2003

                                   EMTEC, INC.
               (Exact name of Registrant as specified in Charter)

            Delaware                      2-54020                87-0273300
(State or other jurisdiction of     (Commission File No.)       (IRS Employer
         incorporation                                           Identification
                                                                 Number)

817 East Gate Drive, Mount Laurel, New Jersey                        08054
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (856) 235-2121


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         ITEM 9. REGULATION FD DISCLOSURE.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Emtec, Inc. (the "Company") on Form 10-K for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John P. Howlett, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                               /s/ John P. Howlett.
                                               Chief Executive Officer
                                               July 15, 2003


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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Emtec, Inc. (the "Company") on Form 10-K for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sam Bhatt, Vice President of Finance of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                /s/ Sam Bhatt
                                                Vice President of Finance
                                                July 15, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized

                                   EMTEC, INC.

                                   By:  /s/ JOHN P. HOWLETT
                                        ------------------------
                                            John P. Howlett
                                            Chairman of the Board, and Chief
                                            Executive Officer
                                            (Principal Executive Officer)

                                   By:  /s/ SAM BHATT
                                        ------------------------
                                            Sam Bhatt
                                            Vice President - Finance
                                            (Principal Financial and
                                            Accounting Officer)

                           STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.................................   'SS'